UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Watson Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This supplement, dated April 20, 2010, supplements the proxy statement filed with the U.S. Securities and Exchange Commission on March 29, 2010 (the “Proxy Statement”), relating to the Annual Meeting of Stockholders of Watson Pharmaceuticals, Inc. (the “Company”) to be held on May 7, 2010, at 9:00 a.m. local time at the Sheraton Parsippany Hotel located at 199 Smith Road, Parsippany, New Jersey. The purpose of this supplement is to file the corrected form of proxy card as sent to our stockholders.

Watson

WATSON PHARMACEUTICALS, INC.
311 BONNIE CIRCLE
CORONA, CA92880

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors	For	Against	Abstain
01 Paul M. Bisaro	☐	☐	☐
02 Christopher W. Bodine	☐	☐	☐
03 Michael J. Feldman	☐	☐	☐
04 Fred G. Weiss	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal(s):

	For	Against	Abstain
2 Ratification of the Appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2010 fiscal year.	☐	☐	☐

NOTE: THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. THE COMPANY'S DIRECTORS RECOMMEND A VOTE FOR MESSRS. BISARO, BODINE, FELDMAN AND WEISS FOR DIRECTOR AND (2) FOR THE RATIFIACTION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000061272_1 R2.09.05.010

ANNUAL MEETING OF STOCKHOLDERS OF WATSON PHARMACEUTICALS, INC. May 7, 2 1 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Combined Document, Information Statement is/are available at www.proxyvote.com . WATSON PHARMACEUTICALS, INC. 311 BONNIE CIRCLE, CORONA, CALIFORNIA 9288 PROXY-SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2 1 ANNUAL MEETING OF STOCKHOLDERS — May 7, 2 1 The undersigned hereby appoints R. Todd Joyce and David A. Buchen, or either of them, as proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 2 1 Annual Meeting of Stockholders of WATSON PHARMACEUTICALS, INC. to be held on May 7, 2 1 , and any adjournments or postponements thereof, with respect to the following as designated on the reverse side. R2. 9. 5. 1 Address change/comments: _2 61272 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side